SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2003

INDYMAC BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-08972	95-3983415

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 North Lake Avenue, Pasadena, California		91101-7211

(Address of principal executive office)		(Zip code)

Registrant’s telephone number, including area code: (800) 669-2300

Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

INDYMAC BANCORP, INC.

FORM 8-K CURRENT REPORT
September 9, 2003

Item 9. Regulation FD Disclosure

     This information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be provided pursuant to Regulation FD (17 CFR243.100-243.103).

     On September 9, 2003, IndyMac Bancorp, Inc’s Chairman and Chief Executive Officer, Michael Perry, will speak at the Roth Capital Partners Conference in New York. A copy of the presentation material is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Pasadena, State of California, on September 9, 2003.

INDYMAC BANCORP, INC.

By:	/s/ MICHAEL W. PERRY

Michael W. Perry
Chairman of the Board of Directors and Chief Executive Officer

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EXHIBIT INDEX

99.1	IndyMac Bancorp, Inc. presentation material for the Roth Capital Partners Conference in New York, September 9, 2003

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